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                                                                   EXHIBIT 10.32


                           SUBORDINATION, ATTORNMENT
                         AND NON-DISTURBANCE AGREEMENT

       THIS SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE AGREEMENT (this "AGREEMENT"), is made this _____ day of September, 1997, by and among MID VALLEY INDUSTRIES, a Texas corporation, with principal offices at __________________________________ ("TENANT"), and THE FROST NATIONAL BANK, a
national banking association, the address being 100 W. Houston Street, San Antonio, Texas 78205 ("AGENT").

                              W I T N E S S E T H:

       WHEREAS, by Standard Industrial/Commercial Single-Tenant Lease - Net dated September 20, 1994 (hereinafter referred to as the "LEASE"), SOUTHWESTERN ICE, INC. ("LANDLORD") leased to Tenant certain real property located in the City of McAllen, Hidalgo County, Texas (the "PROPERTY"), a more particular description of which Property appears in Exhibit A, attached hereto and by this reference made a part hereof; and

         WHEREAS, pursuant to that certain Credit Agreement, dated as of September ___, 1997 (as modified, amended, supplemented, or restated from time to time, the "CREDIT AGREEMENT"), among PACKAGED ICE, INC., a Texas corporation (the "BORROWER"), the Agent, and certain other financial institutions who from time to time are parties thereto (the "BANKS"), the Banks have extended Commitments to make Revolving Credit Loans to the Borrower to be secured by, inter alia, a Deed of Trust, Assignment Security Agreement and Financing Statement covering the Property (the "MORTGAGE") and, as a condition precedent to the making of loan (the "LOAN") by the Banks under the Credit Agreement, the Tenant is required to execute and deliver this Agreement;

       WHEREAS, Tenant and Agent, for the benefit of the Banks, desire hereby to establish certain rights, safeguards, obligations, and priorities with respect to their respective interests by means of the following Subordination, Attornment and Non-Disturbance Agreement;

       NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

       1. Tenant subordinates all of its right, title and interest in and to the Lease and the leased premises to the liens of the Mortgage, and to all renewals, extensions, modifications or replacements thereof.

       2. Provided Tenant is not in default in the payment of rent or in the performance of any of the terms, covenants and conditions of the Lease, the right of possession of Tenant to the leased premises shall not be affected or disturbed by Agent in the exercise of any of its rights under the Mortgage or the note secured thereby, and any sale of the leased premises pursuant to the exercise of any rights and remedies under the Mortgage or otherwise shall be made subject to Tenant's right of possession under the Lease.

       3. If Agent forecloses the lien of the Mortgage or accepts a conveyance in lieu of such foreclosure, Tenant shall attorn to Agent or any purchaser of the leased premises and the Lease shall continue in accordance with its terms between Tenant and Agent or such other purchaser.
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       4.      The foregoing provisions shall be self operative; however,
Tenant agrees to execute and deliver to Agent or to any person to whom Tenant herein agrees to attorn, such other appropriate instrument as either shall request in order to effectuate such provisions.

       5. Any successor to the interest of Landlord under the Lease shall be bound to Tenant under all the terms, covenants, and conditions of the Lease for the period of such successor's ownership of the leased premises; provided, however, such successor owner shall not be (a) liable for any act or omission of the Landlord or any prior landlord; (b) liable for the return of any security deposit; (c) subject to any offsets or defenses that Tenant may have against Landlord or any prior landlord; (d) bound by any rent that Tenant may have paid for more than the current month to Landlord or any prior landlord; or
(e) bound by any agreement between Landlord and Tenant to which Agent had not previously consented in writing.

       6. Tenant covenants that the Lease has not been modified or altered and that the Lease shall not, without the prior written consent of Agent, be terminated, surrendered, modified or altered hereafter.

       7. Tenant agrees that it will notify Agent in writing, by certified mail, of any default by Landlord under the Lease and shall not cancel or terminate the Lease without providing Agent thirty (30) days from the date of such notice within which to cure said default, without any obligation to so.
If any default by Landlord is cured within the time period described above, Tenant shall have no right to cancel or terminate the Lease by virtue of said default.

       8. The foregoing provisions shall be self-operative and effective without the execution of any further instruments on the part of either party hereto. However, Tenant agrees to execute and deliver to Agent or to any person to whom Tenant herein agrees to attorn such other instruments as either shall request in order to effectuate said provisions.

       9. The agreements herein contained shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-interest and assigns, and, without limiting such, the agreements of Agent shall specifically be binding upon any purchaser of the Property at foreclosure or by reason of the acceptance of a deed in lieu of foreclosure.

       10. This agreement may not be modified other than by an agreement in writing signed by the parties hereto or their respective successors-in-interest.

       11. This agreement may be signed in multiple counterparts, each of which is an original, but all of which together comprise one agreement.

       12. If any term or provision of this Agreement shall to any extent be held invalid or unenforceable, the remaining terms and provisions hereof shall not be affected thereby, but each term and provision hereof shall be valid and enforceable to the fullest extent permitted by law.

       13. Upon delivery of written notice to Tenant stating that a default or event of default has occurred in connection with the Loan or the Credit Agreement, Tenant shall make all payments of rent and other sums due under the Lease directly to Agent or to the person and at the address specified by Agent, notwithstanding any conflicting instructions or demands by Landlord or any third party.

       14. All exhibits attached to this Agreement are incorporated herein for all purposes.



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       IN WITNESS WHEREOF, Tenant and Agent have caused this instrument to be executed as of the date and year first above written.

       EXECUTED as of the date and year first above written.

                                        TENANT:

                                        MID VALLEY INDUSTRIES, a Texas
                                                  corporation

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------

                                        AGENT:

                                        THE FROST NATIONAL BANK, a national
                                        banking association

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------


THE STATE OF TEXAS      )
                        )
COUNTY OF ____________  )

       This instrument was acknowledged before me on this ____ day of

_______________, 1997, by _____________________________,

_______________________________ of MID VALLEY INDUSTRIES, a Texas corporation, on behalf of said corporation.

                                           -----------------------------------
                                           Notary Public, State of Texas

THE STATE OF TEXAS      )
                        )
COUNTY OF BEXAR         )

       This instrument was acknowledged before me on this ____ day of _______________, 1997, by ___________________________, ___________________ of
THE FROST NATIONAL BANK, a national banking association, on behalf of said association.

                                           -----------------------------------
                                           Notary Public, State of Texas


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